UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2003

HEALTH NET, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

21650 Oxnard Street
Woodland Hills, California 91367
(Address of Principal Executive Offices) (Zip Code)

(818) 676-6000
(Registrant’s telephone number, including area code)

Item 12.          Results of Operation and Financial Condition

On August 4, 2003, Health Net, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended June 30, 2003.  The press release is attached hereto as Exhibit 99.1.  On August 5, 2003, the Company held a conference call to discuss its earnings for the quarter ended June 30, 2003.  A transcript of the conference call is attached hereto as Exhibit 99.2.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 6, 2003

HEALTH NET, INC.

By:	/s/ B. Curtis Westen
B. Curtis Westen
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Health Net, Inc. dated August 4, 2003

99.2	Transcript of a conference call held on August 5, 2003 to discuss Health Net, Inc's earnings for the quarter ended June 30, 2003.